UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 7, 2012

EMTEC, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-32789	87-0273300
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Diamond Road, Springfield, NJ 07081

(Address of principal executive offices)   (Zip Code)

(973) 376-4242

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders (the “Annual Meeting”) of Emtec, Inc. (the “Company”) was held on February 7, 2012.  At the Annual Meeting, the Company’s stockholders approved three proposals.  The proposals below are described in the Company’s definitive proxy statement dated December 29, 2011.  Of the shares of the Company outstanding and entitled to vote, 15,569,776 shares were represented, constituting a quorum.  The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

1)	Approval of the board’s nominees for director to serve a three-year term expiring in 2015

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Dinesh Desai	12,223,833	0	381	3,345,562
Gregory Chandler	12,223,833	0	381	3,345,562
Sunil Misra	12,223,833	0	381	3,345,562
Christopher M. Formant	12,223,833	0	381	3,345,562

2)	Approval of the Company’s Amended and Restated 2006 Stock-Based Compensation Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,161,388	515	2,062,311	3,345,562

3)	Ratification of the appointment of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2012

Votes For	Votes Against	Abstentions	Broker Non-Vote
12,223,053	761	400	3,345,562

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMTEC, INC.
Date: February 10, 2012	By:	/s/ Gregory P. Chandler
Name: Gregory P. Chandler
Title: Chief Financial Officer